UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 15, 2005 (September 12, 2005)

Rexahn Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50590	11-3516358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9620 Medical Center Drive

Rockville, Maryland  20850

(Address of principal executive offices) (Zip code)

(240) 268-5300

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01. Entry into a Material Definitive Agreement.

(a) Employment Agreements

CEO Employment Agreement

On September 12, 2005, Rexahn Pharmaceuticals, Inc. (the "Company") and Chang H. Ahn, the Company’s Chairman of the Board and Chief Executive Officer, entered into an Employment Agreement (the "CEO Employment Agreement"). A copy of the CEO Employment Agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference, and qualifies the following summary of the CEO Employment Agreement in its entirety.

The CEO Employment Agreement is effective as of September 12, 2005 and provides that Dr. Ahn will serve as Chief Executive Officer of the Company until September 12, 2010, unless Dr. Ahn's employment is sooner terminated due to his death or by either party as further described below. If Dr. Ahn's employment continues beyond September 12, 2010, such employment will become "at-will," unless the Board and Dr. Ahn agree to an extension of the CEO Employment Agreement in a writing.

In exchange for his services, in addition to reimbursement for all reasonable and properly-documented business-related expenses incurred by him in connection with his services, Dr. Ahn will be paid an annual base salary of $350,000, which will be subject to periodic review, and may be increased at the Board's sole discretion. During his employment, Dr. Ahn will be eligible to receive an annual cash bonus, as determined by the Board in its sole discretion, in the amount that will not exceed 75% of his annual base salary. In order to receive such cash bonus, Dr. Ahn must be actively employed by the Company on the date on which such cash bonus is scheduled to be paid to him, which must be within 60 days after the date the Board determines to award such cash bonus. Dr. Ahn, during his employment, will also be eligible to receive options to purchase shares of the Company's stock, to be awarded in the Board's sole discretion and in accordance with the terms of the Company's Stock Option Plan (the "Stock Option Plan"). In addition, Dr. Ahn will be eligible for additional bonus in the form of cash and/or stock that may be awarded in the Board's sole discretion.

The CEO Employment Agreement terminates immediately upon Dr. Ahn's death, or if Dr. Ahn incurs a "Disability" (as defined in the CEO Employment Agreement) and the Board, in its sole discretion, decides to terminate the CEO Employment Agreement therefor upon written notice to Dr. Ahn. The Board may terminate Dr. Ahn's employment with or without "Cause" (as defined in the CEO Employment Agreement) upon written notice which must be provided at least 30 days prior to the termination date if the Board terminates Dr. Ahn's employment without Cause (and not as a result of a Disability). During such 30-day notice period, the Board has the right to withdraw any and all duties and responsibilities from Dr. Ahn, and to exclude Dr. Ahn from the Company's premises. Dr. Ahn may terminate his employment with the Company upon 30 days' advance written notice to the Board.

If Dr. Ahn's employment is terminated due to his death or Disability, by the Board with Cause or by Dr. Ahn himself, the Company will pay to Dr. Ahn, within 30 days of his termination date, his then current base salary through the termination date and any accrued but unused vacation days as of the termination date.

If the Company terminates Dr. Ahn's employment without Cause (and not as a result of a Disability and not within the one-year period immediately following a "Change of Control" (as defined in the CEO Employment Agreement)), the Company will pay to Dr. Ahn (1) his then current base salary through the termination date within 30 days of such termination date, (2) any accrued but unused vacation days as of the termination date within 30 days of such termination date, (3) a pro-rata portion of Dr. Ahn's bonus for fiscal year in which the termination occurs, within 30 days of such termination date, assuming that Dr. Ahn would have received a bonus for that fiscal year equaling 75% of his then current base salary, (4) an amount equaling his then current base salary for a period of 6 months within 60 days of such termination date, and (5) continued coverage under the Company's health insurance plan for 18 months if he timely elects to continue such coverage under applicable federal law. The Company's obligations described in the preceding sentence are subject to the following conditions: (i) in the case of the Company's obligations under clauses (4) and (5), reimbursement by Dr. Ahn and reduction by any compensation or benefits actually earned or received by Dr. Ahn as an employee of or consultant to any other entity during the six-month period following the termination, and the requirement that Dr. Ahn, in good faith, seek other employment in a comparable position and otherwise mitigate the Company's obligations; and (ii) in the case of the Company's obligations under clauses (3), (4) and (5), Dr. Ahn's execution of a customary general release in a form satisfactory to the Company.

If Dr. Ahn's employment is terminated by the Board without Cause (and not as a result of death or a Disability) with such termination date falling within the one-year period immediately following a Change of Control, the Company will pay to Dr. Ahn the termination compensation and benefits subject to the conditions as described in clauses (1), (2), (3) and (5) of the first sentence of the preceding paragraph. In addition, the Company will pay to Dr. Ahn an amount equaling his then current base salary for the greater of the remainder of the term of his employment under the CEO Employment Agreement or a period of one year, within 60 days of such termination date, subject to reimbursement by Dr. Ahn and reduction by any compensation or benefits actually earned or received by Dr. Ahn as an employee of or consultant to any other entity during the remainder of the term of his employment under the CEO Employment Agreement or the one-year period following the termination date, whichever is applicable, the requirement that Dr. Ahn, in good faith, seek other employment in a comparable position and otherwise mitigate the Company's obligations and Dr. Ahn's execution of a customary release in a form satisfactory to the Company.

To the extent that any amount payable to Dr. Ahn described above constitutes an amount payable under a "nonqualified deferred compensation plan," as defined in Internal Revenue Code Section 409A ("Section 409A"), following a "separation from service," as defined in Section 409A, such payment will not be made until the date that is six months following Dr. Ahn's "separation from service," but only if Dr. Ahn is then deemed to be a "specified employee" under Section 409.

CFO Employment Agreement

On September 12, 2005, Rexahn Pharmaceuticals, Inc. (the "Company") and Tae Heum Jeong, the Company’s Chief Financial Officer, entered into an Employment Agreement (the "CFO Employment Agreement"). A copy of the CFO Employment Agreement is filed herewith as Exhibit 10.2 and incorporated herein by reference, and qualifies the following summary of the CFO Employment Agreement in its entirety.

The CFO Employment Agreement is effective as of September 12, 2005 and provides that Mr. Jeong will serve as Chief Financial Officer of the Company until September 12, 2007, unless Mr. Jeong's employment is sooner terminated due to his death or by either party as further described below. If Mr. Jeong's employment continues beyond September 12, 2007, such employment will become "at-will," unless the Board and Mr. Jeong agree to an extension of the CFO Employment Agreement in a writing.

In exchange for his services, in addition to reimbursement for all reasonable and properly-documented business-related expenses incurred by him in connection with his services, Mr. Jeong will be paid an annual base salary of $160,000, which will be subject to periodic review, and may be increased at the Board's sole discretion. During his employment, Mr. Jeong will be eligible to receive an annual cash bonus, as determined by the Chief Executive Officer of the Company (the "CEO") in his sole discretion, in the amount that will not exceed 50% of his annual base salary. In order to receive such cash bonus, Mr. Jeong must be actively employed by the Company on the date on which such cash bonus is scheduled to be paid to him, which must be within 60 days after the date the CEO determines to award such cash bonus. Mr. Jeong, during his employment, will also be eligible to receive options to purchase shares of the Company's stock, to be awarded in the Board's sole discretion and in accordance with the terms of the Stock Option Plan. In addition, Mr. Jeong will be eligible for additional bonus in the form of cash and/or stock that may be awarded in the Board's sole discretion.

The CFO Employment Agreement terminates immediately upon Mr. Jeong's death, or if Mr. Jeong incurs a "Disability" (as defined in the CFO Employment Agreement) and the Board, in its sole discretion, decides to terminate the CFO Employment Agreement therefor upon written notice to Mr. Jeong. The Board may terminate Mr. Jeong's employment with or without "Cause" (as defined in the CFO Employment Agreement) upon written notice which must be provided at least 30 days prior to the termination date if the Board terminates Mr. Jeong's employment without Cause (and not as a result of a Disability). During such 30-day notice period, the Board has the right to withdraw any and all duties and responsibilities from Mr. Jeong, and to exclude Mr. Jeong from the Company's premises. Mr. Jeong may terminate his employment with the Company upon 30 days' advance written notice to the Board.

If Mr. Jeong's employment is terminated due to his death or Disability, by the Board with Cause or by Mr. Jeong himself, the Company will pay to Mr. Jeong, within 30 days of his termination date, his then current base salary through the termination date and any accrued but unused vacation days as of the termination date.

If the Company terminates Mr. Jeong's employment without Cause (and not as a result of a Disability and not within the one-year period immediately following a "Change of Control" (as defined in the CFO Employment Agreement)), the Company will pay to Mr. Jeong (1) his then current base salary through the termination date within 30 days of such termination date, (2) any accrued but unused vacation days as of the termination date within 30 days of such termination date, (3) a pro-rata portion of Mr. Jeong's bonus for fiscal year in which the termination occurs, within 30 days of such termination date, assuming that Mr. Jeong would have received a bonus for that fiscal year equaling 50% of his then current base salary, (4) an amount equaling his then current base salary for a period of 6 months within 60 days of such termination date, and (5) continued coverage under the Company's health insurance plan for 18 months if he timely elects to continue such coverage under applicable federal law. The Company's obligations described in the preceding sentence are subject to the following conditions: (i) in the case of the Company's obligations under clauses (4) and (5), reimbursement by Mr. Jeong and reduction by any compensation or benefits actually earned or received by Mr. Jeong as an employee of or consultant to any other entity during the six-month period following the termination, and the requirement that Mr. Jeong, in good faith, seek other employment in a comparable position and otherwise mitigate the Company's obligations; and (ii) in the case of the Company's obligations under clauses (3), (4) and (5), Mr. Jeong's execution of a customary general release in a form satisfactory to the Company.

If Mr. Jeong's employment is terminated by the Board without Cause (and not as a result of death or a Disability) with such termination date falling within the one-year period immediately following a Change of Control, the Company will pay to Mr. Jeong the termination compensation and benefits subject to the conditions as described in clauses (1), (2), (3) and (5) of the first sentence of the preceding paragraph. In addition, the Company will pay to Mr. Jeong an amount equaling his then current base salary for a period of one year, within 60 days of such termination date, subject to reimbursement by Mr. Jeong and reduction by any compensation or benefits actually earned or received by Mr. Jeong as an employee of or consultant to any other entity during the one-year period following the termination date, whichever is applicable, the requirement that Mr. Jeong, in good faith, seek other employment in a comparable position and otherwise mitigate the Company's obligations and Mr. Jeong's execution of a customary release in a form satisfactory to the Company.

Mr. Jeong is restricted from soliciting employees or customers of the Company during and for 12 months after the employment period.

To the extent that any amount payable to Mr. Jeong described above constitutes an amount payable under a "nonqualified deferred compensation plan," as defined in Section 409A, following a "separation from service," as defined in Section 409A, such payment will not be made until the date that is six months following Mr. Jeong's "separation from service," but only if Mr. Jeong is then deemed to be a "specified employee" under Section 409.

CBO Employment Agreement

On September 12, 2005, Rexahn Pharmaceuticals, Inc. (the "Company") and George Steinfels, the Company’s Chief Business Officer, entered into an Employment Agreement (the "CBO Employment Agreement"). A copy of the CBO Employment Agreement is filed herewith as Exhibit 10.3 and incorporated herein by reference, and qualifies the following summary of the CBO Employment Agreement in its entirety.

The CBO Employment Agreement is effective as of September 12, 2005 and provides that Mr. Steinfels will serve as Chief Business Officer of the Company until September 12, 2007, unless Mr. Steinfels' employment is sooner terminated due to his death or by either party as further described below. If Mr. Steinfels' employment continues beyond September 12, 2007, such employment will become "at-will," unless the Board and Mr. Steinfels agree to an extension of the CBO Employment Agreement in a writing.

In exchange for his services, in addition to reimbursement for all reasonable and properly-documented business-related expenses incurred by him in connection with his services, Mr. Steinfels will be paid an annual base salary of $200,000, which will be subject to periodic review, and may be increased at the Board's sole discretion. During his employment, Mr. Steinfels will be eligible to receive an annual cash bonus, as determined by the CEO in his sole discretion, in the amount that will not exceed 50% of his annual base salary. In order to receive such cash bonus, Mr. Steinfels must be actively employed by the Company on the date on which such cash bonus is scheduled to be paid to him, which must be within 60 days after the date the CEO determines to award such cash bonus. Mr. Steinfels, during his employment, will also be eligible to receive options to purchase shares of the Company's stock, to be awarded in the Board's sole discretion and in accordance with the terms of the Stock Option Plan. In addition, Mr. Steinfels will be eligible for additional bonus in the form of cash and/or stock that may be awarded in the Board's sole discretion.

The CBO Employment Agreement terminates immediately upon Mr. Steinfels' death, or if Mr. Steinfels incurs a "Disability" (as defined in the CBO Employment Agreement) and the Board, in its sole discretion, decides to terminate the CBO Employment Agreement therefor upon written notice to Mr. Steinfels. The Board may terminate Mr. Steinfels' employment with or without "Cause" (as defined in the CBO Employment Agreement) upon written notice which must be provided at least 30 days prior to the termination date if the Board terminates Mr. Steinfels' employment without Cause (and not as a result of a Disability). During such 30-day notice period, the Board has the right to withdraw any and all duties and responsibilities from Mr. Steinfels, and to exclude Mr. Steinfels from the Company's premises. Mr. Steinfels may terminate his employment with the Company upon 30 days' advance written notice to the Board.

If Mr. Steinfels' employment is terminated due to his death or Disability, by the Board with Cause or by Mr. Steinfels himself, the Company will pay to Mr. Steinfels, within 30 days of his termination date, his then current base salary through the termination date and any accrued but unused vacation days as of the termination date.

If the Company terminates Mr. Steinfels' employment without Cause (and not as a result of a Disability and not within the one-year period immediately following a "Change of Control"

(as defined in the CBO Employment Agreement)), the Company will pay to Mr. Steinfels (1) his then current base salary through the termination date within 30 days of such termination date, (2) any accrued but unused vacation days as of the termination date within 30 days of such termination date, (3) a pro-rata portion of Mr. Steinfels' bonus for fiscal year in which the termination occurs, within 30 days of such termination date, assuming that Mr. Steinfels would have received a bonus for that fiscal year equaling 50% of his then current base salary, (4) an amount equaling his then current base salary for a period of 6 months within 60 days of such termination date, and (5) continued coverage under the Company's health insurance plan for 18 months if he timely elects to continue such coverage under applicable federal law. The Company's obligations described in the preceding sentence are subject to the following conditions: (i) in the case of the Company's obligations under clauses (4) and (5), reimbursement by Mr. Steinfels and reduction by any compensation or benefits actually earned or received by Mr. Steinfels as an employee of or consultant to any other entity during the six-month period following the termination, and the requirement that Mr. Steinfels, in good faith, seek other employment in a comparable position and otherwise mitigate the Company's obligations; and (ii) in the case of the Company's obligations under clauses (3), (4) and (5), Mr. Steinfels' execution of a customary general release in a form satisfactory to the Company.

If Mr. Steinfels' employment is terminated by the Board without Cause (and not as a result of death or a Disability) with such termination date falling within the one-year period immediately following a Change of Control, the Company will pay to Mr. Steinfels the termination compensation and benefits subject to the conditions as described in clauses (1), (2), (3) and (5) of the first sentence of the preceding paragraph. In addition, the Company will pay to Mr. Steinfels an amount equaling his then current base salary for a period of one year, within 60 days of such termination date, subject to reimbursement by Mr. Steinfels and reduction by any compensation or benefits actually earned or received by Mr. Steinfels as an employee of or consultant to any other entity during the one-year period following the termination date, whichever is applicable, the requirement that Mr. Steinfels, in good faith, seek other employment in a comparable position and otherwise mitigate the Company's obligations and Mr. Steinfels execution of a customary release in a form satisfactory to the Company.

Mr. Steinfels is restricted from soliciting employees or customers of the Company during and for 12 months after the employment period.

To the extent that any amount payable to Mr. Steinfels described above constitutes an amount payable under a "nonqualified deferred compensation plan," as defined in Section 409A, following a "separation from service," as defined in Section 409A, such payment will not be made until the date that is six months following Mr. Steinfels' "separation from service," but only if Mr. Steinfels is then deemed to be a "specified employee" under Section 409.

(b) Compensation of Non-Employee Directors

At a meeting on September 12, 2005, the Company's Board of Directors approved the following changes to the compensation of non-employee directors:

(a) each of the non-employee directors of the Company will receive 20,000 options to purchase shares of the common stock of the Company for each year he or she serves on the Board; and

(b) each of the non-employee directors of the Company will receive an additional board meeting fee of $1,000 for each meeting he or she participates in.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.
10.1	Employment Agreement, dated September 12, 2005, by and between Rexahn Pharmaceuticals, Inc. and C. H. Ahn.
10.2	Employment Agreement, dated September 12, 2005, by and between Rexahn Pharmaceuticals, Inc. and T. H. Jeong.
10.3	Employment Agreement, dated September 12, 2005, by and between Rexahn Pharmaceuticals, Inc. and G. Steinfels.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REXAHN PHARMACEUTICALS, INC.
(Registrant)
By	/s/ Chang H. Ahn

Chang H. Ahn
Chairman and Chief Executive Officer

Date:     September 15, 2005

EXHIBIT INDEX

10.1	Employment Agreement, dated September 12, 2005, by and between Rexahn Pharmaceuticals, Inc. and C. H. Ahn.
10.2	Employment Agreement, dated September 12, 2005, by and between Rexahn Pharmaceuticals, Inc. and T. H. Jeong.
10.3	Employment Agreement, dated September 12, 2005, by and between Rexahn Pharmaceuticals, Inc. and G. Steinfels.